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                                                               Exhibit 10.05(d)


           Third Amendment to the Implementation Partners Agreement
                                   between
                    The Hunter Group and PeopleSoft, Inc.

This Third Amendment ("Amendment") to the Implementation Partners Agreement dated October 1, 1993 ("Agreement") is made by and between PeopleSoft, Inc. ("PeopleSoft") having a place of business at 1331 North California Boulevard, Walnut Creek, California 94596 and The Hunter Group, Inc. ("Implementor") having an office at 100 East Pratt Street, Suite 1600, Baltimore, Maryland 21202.

Whereas the Agreement granted Implementor licenses to use a single user version of HRMS and the LAN versions of HRMS and Financials;

Whereas, the parties entered into the First Amendment on October 1, 1994 whereby Implementor was granted a license to use a single user version of HRMS Software;

Whereas, the partied entered into a Second Amendment via letter agreement dated October 1, 1994 whereby the Agreement was extended an additional one year term; and

Whereas, the parties wish to enter into this amendment to reflect the additional support services that Implementor will require to receive accreditation in Europe.

The parties agree as follows:

1.  Definitions

Unless otherwise defined herein, capitalized terms used in this Amendment shall have the same meaning as those used in the Agreement.

"Amendment Effective Date" means August 31, 1995.

2.  Territory

Solely during the period from the Amendment Effective Date until one (1) year thereafter, PeopleSoft extends the definition of territory to include Europe. Territory shall mean only the United States, Canada and Europe.

3.  European Software License and Support Fees

a.  Software License for the UK version of PeopleSoft HRMS
    PeopleSoft grants Implementor the following software licenses as follows:

    SINGLE-USER UK VERSION OF HRMS SOFTWARE   NUMBER OF COPIES   LICENSE FEES

             HRMS                                     3             *

             Financials                               None          *

                                                          TOTAL:    *

The UK version of PeopleSoft HRMS includes only the following commercially available modules: human resources and payroll interface. If and when other HRMS modules are commercially available, Implementor shall receive such modules as part of their license, provided Implementor is a subscriber to Software Support Services.

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* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.


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b.   *

4.   Support service renewal terms

After the initial year of this Amendment, Implementor shall pay PeopleSoft Europe, *

5.   Precedence

In the event of conflict, this Amendment shall take precedence over the Agreement. The Agreement and this Amendment are the entire agreement concerning the subject matter hereof between the parties and all amendments to this Amendment must be in writing and signed by the parties' authorized signatories.

THE HUNTER GROUP, INC.                   PEOPLESOFT, INC.


 /s/ Terry L. Hunter                     /s/ Robert D. Finnell
_____________________________________    _____________________________________
Authorized Signature                     Authorized Signature


     Terry L. Hunter                         Robert D. Finnell
_____________________________________    _____________________________________
Printed Name and Title                   Printed Name and Title
President & CEO                          Vice President-General Counsel

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* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.


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